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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  June 20, 2006


                          EASYLINK SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  000-26371                13-3787073
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)

                             33 Knightsbridge Road
                              Piscataway, NJ 08854
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500

                                      N/A
          Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 (Entry into a Material Definitive Agreement)

Employee Stock Purchase Plan and 2005 Stock and Incentive Plan

On June 21, 2005, at the annual meeting of stockholders of EasyLink Services Corporation (the "Company"), the stockholders approved the EasyLink Services Corporation Employee Stock Purchase Plan (the "ESPP") and an amendment to the 2005 Stock and Incentive Plan (the "2005 Plan"). The ESPP and the amendment to the 2005 Plan were adopted by the Board, subject to stockholder approval, on April 25, 2006, and became effective on June 20, 2006. The purpose of the ESPP is to provide an incentive to a broad-based group of our employees to acquire a proprietary interest in the Company, to continue their positions with the Company and to increase their efforts on the Company's behalf. An aggregate of 2,000,000 shares of Class A common stock has been reserved for issuance under the ESPP. The amendment to the 2005 Plan increased the number of shares available for issuance under the 2005 Plan from 1,000,000 shares to 3,000,000. The 2005 Plan provides for awards of stock options and other awards, such as restricted stock, restricted stock units, and deferred stock units, that consist of, or are denominated in, payable in, valued in whole or in part by reference to or otherwise related to our Class A common stock.

A description of the amendment to the 2005 Plan is contained in the Company's Definitive Proxy Statement on Schedule 14A filed on May 1, 2006 (the "2006 Proxy Statement") under the heading "Proposal No. 2 - Approval of Amendment to The EasyLink Services Corporation 2005 Stock and Incentive Plan - Description of the 2005 Plan," which description contained under "Description of the 2005 Plan" is incorporated herein by reference.

A description of the ESPP is contained in the Company's 2006 Proxy Statement under the heading "Proposal No. 3 - Approval of The EasyLink Services Corporation Employee Stock Purchase Plan - Description of the Stock Purchase Plan," which description contained under "Description of the Stock Purchase Plan" is incorporated herein by reference.

The respective forms of the amendment to the 2005 Plan and the ESPP are included in this filing as Exhibit 10.1 and Exhibit 10.2 and are incorporated by reference herein. Each of the foregoing summaries of the terms of the amendment to the 2005 Plan and the ESPP is not complete and is qualified in its entirety by reference to Exhibit 10.1 or Exhibit 10.2, as applicable, to this filing.

Annual Director Option Grants

Pursuant to the Company's compensation policy for directors, on June 20, 2006 the Company granted each non-management director options to purchase 10,000 shares of Class A common stock. The Company's non-management directors are Robert Casale, Stephen Duff, Peter Holzer, George Knapp, John Petrillo, Dennis Raney and Eric Zahler. The options expire 7 years after the date of grant or, if earlier, upon specified dates upon or following termination of service. The options have an exercise price equal to $0.63 per share, the closing price of the Company's Class A common stock on the Nasdaq stock market on the date of grant. The options vest 25% on the first anniversary of the date of grant and then 1/12th (8.33%) of the remaining amount quarterly over the three year period after the first anniversary. If a change of control occurs and the director does not continue to serve as a director of the surviving corporation or its parent entity, then the portion of his options that would have vested in that vesting year (25%) will vest immediately upon the change of control.

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Executive Severance Agreements

On June 22, 2006, the Company entered into executive severance agreements with certain members of management, including named executive officers Gary MacPhee, Richard Gooding, Michael Doyle and David Ambrosia. The executive severance agreements were approved by the Compensation Committee of the Board of Directors. This agreement replaces the severance arrangements currently in effect for these individuals other than Mr. Gooding who had no pre-existing severance arrangement. Under the agreement, if the Company terminates the employment of the employee without cause at any time, or the employee terminates his or her employment for good reason within six months after a change of control of the Company, the employee shall be entitled to receive severance pay in an amount equal to six months base salary in accordance with the terms of the agreement. If the Company terminates the employment of the employee without cause within three months before or six months after a change of control, or the employee terminates his or her employment for good reason within six months after a change of control, all of the employee's outstanding stock options and other equity based-awards granted under the Company's equity incentive plans or other agreements shall fully vest. The agreement defines "cause," "good reason" and "change of control." The agreement has an initial term of three years and shall expire on June 30, 2009 unless renewed by the Company upon the approval of the Compensation Committee on or before such date.

The form of the executive severance agreement is included in this filing as
Exhibit 10.3 and is incorporated by reference herein. The foregoing summary of the terms of the executive severance agreement is not complete and is qualified in its entirety by reference to Exhibit 10.3 to this filing.

ITEM 9.01 (c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.      DESCRIPTION

Exhibit 10.1 Amendment to EasyLink Services Corporation 2005 Stock and Incentive Plan

Exhibit 10.2 EasyLink Services Corporation Employee Stock Purchase Plan (Incorporated by reference to Appendix A to EasyLink Services Corporation's Definitive Proxy Statement on Schedule 14A filed on May 1, 2006)

Exhibit 10.3 Form of Executive Severance Agreement entered into on June 22, 2006 with certain members of management


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2006

                                      EASYLINK SERVICES CORPORATION


                                      By: /s/ Thomas Murawski
                                          ------------------------------------
                                          Thomas Murawski, Chairman,
                                          President and Chief Executive Officer






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                                INDEX TO EXHIBITS


EXHIBIT NO.      DESCRIPTION

Exhibit 10.1 Amendment to EasyLink Services Corporation 2005 Stock and Incentive Plan

Exhibit 10.2 EasyLink Services Corporation Employee Stock Purchase Plan (Incorporated by reference to Appendix A to EasyLink Services Corporation's Definitive Proxy Statement on Schedule 14A filed on May 1, 2006)

Exhibit 10.3 Form of Executive Severance Agreement entered into on June 22, 2006 with certain members of management





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